Note 12 - Subsequent Events	Jun. 30, 2025
Notes
Note 12 - Subsequent Events

Note 12 – Subsequent Events

Management has evaluated all subsequent events in accordance with ASC 855-10, Subsequent Events, through October 14, 2025, the date the financial statements were available to be issued. No subsequent events requiring recognition or disclosure were identified during this period, other than the following:

On August 1, 2025, the Company entered into a twelve-month promissory note in the amount of $187,000 with Labrys Fund II, L.P. The note carries a 12% interest rate per annum and converts at a 25% discount to market price. Market price shall mean 75% of the average of the closing prices of the Common Stock on the Principal Market during the five (5) trading day period immediately preceding the respective conversion date.